UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
The Timken Company
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1169	34-0577130

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)
1835 Dueber Avenue, S.W.,
Canton, Ohio 44706-2798
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s telephone number, including area code)
(330) 438-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
     The Timken Company issued a press release on February 7, 2007, announcing results for the fourth quarter and full year of 2006. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by this reference.
     This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     Exhibits.

Number	Exhibit

99.1	The Timken Company Press Release dated February 7, 2007, announcing results for the fourth quarter and full year of 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2007

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
Name: William R. Burkhart
Title: Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	The Timken Company Press Release dated February 7, 2007, announcing results for the fourth quarter and full year of 2006.

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